UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 26, 2022

WELLS FARGO & COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-02979	No.	41-0449260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 1-866-249-3302

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1-2/3	WFC	New York Stock Exchange (NYSE)
7.5% Non-Cumulative Perpetual Convertible Class A Preferred Stock, Series L	WFC.PRL	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of 5.85% Fixed-to-Floating Rate Non-Cumulative Perpetual Class A Preferred Stock, Series Q	WFC.PRQ	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of 6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Class A Preferred Stock, Series R	WFC.PRR	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Y	WFC.PRY	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Z	WFC.PRZ	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series AA	WFC.PRA	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series CC	WFC.PRC	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series DD	WFC.PRD	NYSE
Guarantee of Medium-Term Notes, Series A, due October 30, 2028 of Wells Fargo Finance LLC	WFC/28A	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b‑2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Wells Fargo & Company (the “Company”) held its annual meeting of shareholders on April 26, 2022. At the meeting, shareholders approved the Company’s 2022 Long-Term Incentive Plan (the “Plan”). A description of the material terms and conditions of the Plan appears under “Executive Compensation – Item 3 – Approve the Company’s 2022 Long-Term Incentive Plan” on pages 100-106 of the Company’s definitive proxy statement for the meeting, filed with the Securities and Exchange Commission on March 14, 2022 (the “Proxy Statement”), and the description is incorporated herein by reference. The description of the Plan incorporated herein by reference does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10(a) hereto.
Item 5.07     Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on April 26, 2022. At the meeting, shareholders elected all 14 of the director nominees nominated by the Board of Directors as each director nominee received a greater number of votes cast “for” his or her election than votes cast “against” his or her election, as reflected below. In addition, shareholders approved, on an advisory basis, the compensation of the Company’s named executives as disclosed in the Proxy Statement, approved the Plan and ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2022. The shareholders did not approve the seven shareholder proposals presented at the meeting. The final voting results for each item presented at the meeting are set forth below. Voting results are, when applicable, reported by rounding fractional share voting up or down to the nearest round number.

Election of Director Nominees

DIRECTOR	FOR	%[1]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Steven D. Black	2,614,873,319	90.88%	262,490,282	14,452,737	361,307,657
Mark A. Chancy	2,817,694,299	97.93%	59,573,189	14,548,850	361,307,657
Celeste A. Clark	2,704,397,654	94.02%	171,930,128	15,484,682	361,311,531
Theodore F. Craver, Jr.	2,794,161,452	97.12%	82,812,162	14,842,725	361,307,657
Richard K. Davis	2,825,995,093	98.21%	51,573,311	14,247,935	361,307,657
Wayne M. Hewett	2,618,702,346	91.05%	257,407,605	15,706,387	361,307,657
CeCelia (“CeCe”) G. Morken	2,825,664,333	98.18%	52,263,955	13,888,051	361,307,657
Maria R. Morris	2,691,412,536	93.56%	185,382,846	15,017,083	361,311,531
Felicia F. Norwood	2,825,863,604	98.19%	52,117,949	13,834,786	361,307,657
Richard B. Payne, Jr.	2,822,788,881	98.11%	54,408,436	14,618,922	361,307,757
Juan A. Pujadas	2,817,155,303	97.90%	60,514,621	14,146,315	361,307,757
Ronald L. Sargent	2,738,029,204	95.17%	139,076,307	14,710,728	361,307,757
Charles W. Scharf	2,812,689,205	97.69%	66,593,442	12,533,592	361,307,757
Suzanne M. Vautrinot	2,789,438,214	96.91%	89,025,745	13,352,279	361,307,757

Advisory Resolution to Approve Executive Compensation (Say on Pay)

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
2,107,253,182	72.87%	762,867,233	21,694,424	361,309,157
Approve the Company's 2022 Long-Term Incentive Plan

FOR	%[1]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
2,749,948,434	95.59%	126,741,017	15,124,214	361,310,331
Ratify the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2022

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
3,065,240,260	94.22%	178,135,113	9,748,623	0
Shareholder Proposal – Policy for Management Pay Clawback Authorization

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
206,835,702	7.15%	2,646,171,386	38,808,351	361,308,557
Shareholder Proposal – Report on Incentive-Based Compensation and Risks of Material Losses

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
684,874,171	23.68%	2,185,409,313	21,529,881	361,310,631
Shareholder Proposal – Racial and Gender Board Diversity Report

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
333,652,575	11.54%	2,515,900,129	42,262,736	361,308,557
Shareholder Proposal – Report on Respecting Indigenous Peoples' Rights

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
741,096,481	25.63%	2,118,654,066	32,061,918	361,311,531
Shareholder Proposal – Climate Change Policy

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
312,232,517	10.80%	2,426,627,443	152,956,378	361,307,657

Shareholder Proposal – Conduct a Racial Equity Audit

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,033,495,599	35.74%	1,828,552,352	29,764,513	361,311,531
Shareholder Proposal – Charitable Donations Disclosure

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
127,898,618	4.42%	2,734,887,487	29,030,234	361,307,657
____________________________________________
1 Votes cast for the proposal as a percentage of total votes cast for and against.
2 Votes cast for the proposal as a percentage of total votes cast for and against and abstentions.
Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description	Location
10(a)	Wells Fargo & Company 2022 Long-Term Incentive Plan	Filed herewith
104	Cover Page Interactive Data File	Embedded within the Inline XBRL document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 29, 2022	WELLS FARGO & COMPANY

		By:	/s/ TANGELA S. RICHTER
Tangela S. Richter
Executive Vice President and Secretary